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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 2, 2003

                              OXFORD VENTURES, INC.
               (Exact name of registrant as specified in charter)


          Nevada                    0-49670                     41-2118656
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


                 4655 East Ivy Street, Suite 101, Mesa, AZ 85215
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (402) 681-4635

                1481 Barrow Street, North Vancouver, BC, V7J 1B6
         (Former name, or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On December 5, 2003, the Company issued an aggregate of 8,625,000 common shares pursuant to an Asset Purchase Agreement dated December 2, 2003. The issuance increased the amount of the Company's issued and outstanding shares to 10,528,276 from 1,903,276. The Company also paid a consulting fee of 250,000 restricted shares to one party who assisted the Company in finding and acquiring the assets.

Pursuant to the Nevada Revised Statutes 78.215, the Board of Directors of the Company declared a common stock dividend of 2.25 additional shares for each of the 10,528,276 shares currently held, increasing the issued outstanding shares from 10,528,276 to 34,216,897. The record, payment and mail out date of the split will be Friday, December 19, 2003. The Company's common shares trade on the NASD OTC Bulletin Board under the ticker symbol OXFV, and the Ex-Div date will be Monday, December 22, 2003, at the opening of business. The Company's CUSIP number and ticker symbol will stay the same, however, the NASDAQ OTCBB trading system will automatically reflect the stock dividend the same as a 3.25:1 forward stock split in the price of the stock.

The following table sets forth information with respect to ownership or beneficial ownership of more than five percent (5%), of the Company's outstanding common shares known by the Company based upon 34,216,897 shares outstanding after the effectiveness of the stock dividend:

Title of   Name and Address of            Amount of Beneficial      Percent
Class      Beneficial Owner               Interest                  of Class
--------------------------------------------------------------------------------

Common     Daniel K. Leonard              20,531,251                60.0%
           21724 East Stanford Circle
           Elkhorn, NE 68022

Common     Albert Plant                    6,500,000                18.9%
           8436 East Navarro Circle
           Mesa, AZ

Common     Robert Harrison                 1,951,950                 5.7%
           1581 Barrow Street
           North Vancouver, BC  V7J 1B6

Common     Thomas Braun                    1,950,000                 5.6%
           Suite 702 - 777 Hornby Street
           Vancouver, BC  V6Z 1S2


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ITEM 2.  ACQUITSITION OR DISPOSITION OF ASSETS

On December 5, 2003, the Company entered into an Asset Purchase Agreement (the "Agreement") with Daniel K. Leonard and Albert Plant (the "Sellers"). The Agreement provides for the Company to acquire all of the property and assets of the Sellers for a purchase price of Four Hundred and Thirty One Thousand and Two Hundred and Fifty Dollars (US$431,250). The purchase price is to be paid for with 8,625,000 common shares of the Buyer at a deemed value of $0.05 per share. At the same time the 250,000 restricted common shares were issued to Ocean Way Investments, Ltd. as a transaction fee for consulting services also at a deemed value of $0.05 per share.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

This item is not applicable.

ITEM 4.  CHANGES IN THE COMPANY'S CERTIFYING ACCOUNTANT

This item is not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

As of December 12, 2003, the Company will change its executive office address to 4655 East Ivy Street, Suite 101, Mesa, AZ 85215.

ITEM 6.  REGISTRATION OF REGISTRANT'S DIRECTORS

On December 8, 2003, the Company accepted the resignation of Mr. Robert Harrison as sole Director of the Company, effective immediately.

On December 8, 2003, the Company appointed Albert B. Plant, Victor G. Shaefer, Daniel K. Leonard, John Paul Pleskovitch and Eric Hutton as members of the Board of Directors, effective immediately.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) No financial statements are required to be filed by this item.

(b)      Exhibits

10.1 Asset Purchase Agreement between Oxford Ventures, Inc. and Daniel K. Leonard and Albert Plant dated December 2, 2003.

10.2 Consulting Agreement between Oxford Ventures, Inc. and Ocean Way Investments, Ltd. dated December 2, 2003.

99.1     Press Release dated December 5, 2003

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ITEM 8.  CHANGE IN FISCAL YEAR

This item is not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

This item is not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

This item is not applicable.

ITEM 11. TEMPORARY SUSPENSION OF REGISTRANTS EMPLOYEE BENEFIT PLAN

This item is not applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

This item is not applicable.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OXFORD VENTURES, INC.




Date:  December 12, 2003                s/Daniel K. Leonard
                                        ---------------------------------
                                        Daniel K. Leonard, President


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